UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2024

ServisFirst Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36452	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 Woodcrest Place, Homewood, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common	SFBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)	On May 20, 2024, ServisFirst Bancshares, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, shareholders were asked to vote on (1) the election of seven directors; (2) an advisory vote on the compensation of the Company’s named executive officers; and (3) the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. As of the record date of the Annual Meeting, 54,507,778 shares of common stock were issued and outstanding, with 47,647,399 shares of common stock present in person or represented by proxies at the Annual Meeting.

At the Annual Meeting, all seven directors were elected, and the Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers and approved the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

(b)	The final results of the voting for the election of seven directors are set forth below:

Nominee	For	Withhold	Broker non-votes
Thomas A. Broughton III	38,355,141	522,958	8,769,300
J. Richard Cashio	37,430,634	1,447,465	8,769,300
James J. Filler	38,279,152	598,947	8,769,300
Betsy Bugg Holloway	38,322,706	555,392	8,769,300
Christopher J. Mettler	38,275,412	602,687	8,769,300
Hatton C.V. Smith	38,248,035	630,064	8,769,300
Irma L. Tuder	38,304,646	573,452	8,769,300

The final results for the advisory vote on the compensation of the Company’s named executive officers is set forth below:

For	Against	Abstain	Broker non-votes

37,833,312	974,360	70,425	8,769,300

The final results for the advisory vote on the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 is set forth below:

For	Against	Abstain	Broker non-votes

47,491,722	96,666	59,010	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton, III
Dated: May 22, 2024	By: Thomas A. Broughton III
Chairman, President and Chief Executive Officer